Exhibit 32.2

Certification Pursuant to 18 U.S.C. Section 1350,
as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of American Eagle Outfitters, Inc. on Form 10-Q/A for the period ended July 29, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Joan Holstein Hilson, Principal Financial Officer of American Eagle Outfitters, Inc., certify to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of American Eagle Outfitters, Inc.

/s/ Joan Holstein Hilson
Joan Holstein Hilson
Executive Vice President and Chief Financial Officer, AE Brand

(Principal Financial Officer and Principal Accounting Officer)
September 13, 2006